The
                                    American
                                    Heritage
                                      Fund
                                      Inc.

================================================================================


                                  ANNUAL REPORT


                                  May 31, 2002



This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of American Heritage Fund, Inc. Such offering is made only by prospectus, which includes details as to offering price and other material information.

July 2002

To our valued shareholders:

This is not an easy time for investors. The U.S. equity market is going through one of its worst declines in history. Since the new Millennium the market capitalization of all U.S. stocks has plunged by approximately $ 8 trillion. The Nasdaq 100-Index, consisting of the largest one hundred over-the-counter stocks, dropped by 82 % since March of 2000, almost matching the decline of the Dow Jones-Index during the Great Depression more than 70 years ago. However, the fundamentals are totally different today compared to 1929. The U.S. economy has already recovered from the brief recession of last year. With no inflationary pressure in sight, the Fed can remain interest-rate neutral. Using the Fed Discount Model, which compares the expected earnings for the Standard & Poor's 500-Index with the 10-year treasury yield, stocks are undervalued by at least 25 %. Accounting irregularities and management greed have poisoned the well and created a confidence crisis of major proportion, even though a relatively small number of corporations are involved.

The American Heritage Fund has recovered from the lows of the last September and remains focused on very few stocks. Senetek, a biopharmaceutical company, remains by far our largest holding. Last year, the company produced a small profit for the first time in its entire history. According to management this should be the beginning of a significant improvement in the coming years. The share price has yet to reflect this potential. While the expense ratio of the fund remains high, our focus is to reduce costs wherever possible.

Shareholders who would like to have our detailed analysis of the stock market, world economy and political trends can call (212) 397-3900 to request our monthly newsletter, which has been published since 1979. Our strategy and investment outlook will be discussed in my next conference call on Thursday, October 3rd at 4.30 p.m. ET. The toll free number is (800).

I appreciate your loyalty under these difficult circumstances.

Yours truly,

/s/Heiko Thieme
Heiko Thieme
Chairman

                        THE AMERICAN HERITAGE FUND, INC.
                       Statement of Assets & Liabilities
                                  May 31, 2002

                                     ASSETS

Investments in securities, at market value
   (Cost $10,334,337) (Note 3)..................$  1,085,908
Cash ...........................................      40,584
Dividends and interest receivable...............          27
                                                   ---------

   TOTAL ASSETS.................................   1,126,519
                                                   ---------


                                   LIABILITIES

Accrued expenses ...............................      37,645
Payable for shareholder redemptions.............         389
                                                      ------

   TOTAL LIABILITIES............................      38,034
                                                      ------


                                   NET ASSETS

Net Assets (equivalent to $0.11 per
   share based on 10,170,930 shares of
   capital stock outstanding) (Note 4)..........$  1,088,485
                                                   =========

Composition of net assets:
Shares of common stock..........................$    110,045
Paid in capital.................................  59,155,619
Accumulated net investment loss.................  (4,329,196)
Accumulated net realized loss on
   investments.................................. (44,599,553)
Net unrealized depreciation on
   investments..................................  (9,248,430)
                                                  -----------

   NET ASSETS,
     May 31, 2002...............................$  1,088,485
                                                   =========


The accompanying notes are an integral part of these financial statements.

                        THE AMERICAN HERITAGE FUND, INC.
                      Schedule of Investments in Securities
                                  May 31, 2002


                                                   Number of
                                                    Shares       Value


                        COMMON STOCKS & WARRANTS - 98.61%

BANKING & FINANCE - 0.00%
Kouri Capital Group, Inc.*+.....                     200,000 $       0
                                                                    --

BIOTECHNOLOGY - 95.76%
Direct Therapeutics, Inc.*+.....                     160,000    48,000
Senetek PLC Sponsored ADR *^....                   1,209,600   991,872
                                                               -------
                                                             1,039,872

COMMUNICATION EQUIPMENT - 0.00%
Millicom International Cellular
   S.A. Rights*^+...............                      27,100         0
                                                                    --

CONSUMER PRODUCTS - 1.43%
Group Sense International Ltd. *                     440,000    15,513
                                                                ------

ENTERTAINMENT & LEISURE - 0.00%
Gold Star International, Inc.
   Units*^+.....................                       5,000         0
                                                                    --

MEDICAL TECHNOLOGY - 1.42%
A D M Tronics Unlimited, Inc.*..                   2,000,000    30,000
Medtrack, Inc.*+................                     300,000         0
                                                                    --
                                                                30,000

RETAILERS - 0.05%
Massimo da Milano, Inc^.........                     149,322       523
                                                                   ---


The accompanying notes are an integral part of these financial statements.

                        THE AMERICAN HERITAGE FUND, INC.
                      Schedule of Investments in Securities
                                  May 31, 2002
                                   (Continued)


                                                   Number of
                                                    Shares       Value

                            PREFERRED STOCKS - 0.00%

Medtracks Inc. Pr B+
   (Cost $0)....................                      30,000 $       0
                                                                    --


                             BONDS AND NOTES- 0.00%

International Fast Food G-Bond
   (Cost $0)....................                     150,000         0
                                                                    --


TOTAL SECURITIES
   (Cost $10,334,337)...........                           $ 1,085,908
                                                             =========

*Non-income producing security.

^Foreign security.

+Illiquid security.


The accompanying notes are an integral part of these financial statements.

                        THE AMERICAN HERITAGE FUND, INC.
                            Statement of Operations
                        For the year ended May 31, 2002


INVESTMENT INCOME:
Dividends....................................$           109
Interest.....................................          1,256
                                                       -----
TOTAL INVESTMENT INCOME......................          1,365
                                                       -----

EXPENSES:
Investment advisory fees (Note 2)............         16,276
Legal fees...................................          9,652
Insurance....................................         21,942
Audit fees...................................         15,965
Transfer agent fees and fund accounting......         39,769
Rent.........................................          5,000
Administration fees..........................          2,133
Postage and printing.........................         24,392
Registration fees and expenses...............          1,876
Director's fees..............................         10,083
Custodian fees...............................          7,501
Miscellaneous................................          3,485
Taxes........................................          1,000
                                                       -----
TOTAL EXPENSES...............................        159,074
                                                     -------
Less: Waiver of unpaid investment
   advisory fee..............................        (10,985)
                                                     --------
NET EXPENSES.................................        148,089
                                                     -------
Net investment loss..........................       (146,724)
                                                    ---------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
Net realized loss from investment
   transactions..............................     (1,074,627)
Net change in unrealized appreciation
   on investments............................        447,414
                                                     -------
Net realized and unrealized loss
   on investments............................       (627,213)
                                                    ---------
Net decrease in net assets
   resulting from operations.................$      (773,937)
                                                    =========

The accompanying notes are an integral part of these financial statements.

                        THE AMERICAN HERITAGE FUND, INC.
                       Statement of Changes in Net Assets


                                                     Year            Year
                                                    ending          ending
                                                    May 31          May 31
                                                     2002            2001

NET DECREASE IN NET
    ASSETS FROM OPERATIONS:


Net investment loss.............                  $ (146,724)   $ (320,895)

Net realized gain (loss)
   from investment
   transactions.................                  (1,074,627)     (311,675)

Net change in unrealized
   depreciation on
   investments..................                     447,414      (447,991)
                                                     -------      ---------

Net decrease in net assets
   resulting from operations....                    (773,937)   (1,080,561)
                                                    ---------   -----------

Distributions to shareholders:
   Net investment income........                           0             0
   Net realized gains on
     investments................                           0             0

Capital share transactions
   (Note 7).....................                    (111,009)     (419,774)
                                                    ---------     ---------

   Net decrease in net
     assets.....................                    (884,946)   (1,500,335)

NET ASSETS:

Beginning of year...............                   1,973,431     3,473,766
                                                   ---------     ---------

End of year.....................                 $ 1,088,485   $ 1,973,431
                                                   =========     =========

The accompanying notes are an integral part of these financial statements.

                        THE AMERICAN HERITAGE FUND, INC.
                          Notes to Financial Statements
                                  May 31, 2002



Note 1. organization and Significant Accounting Policies

Organization
The American Heritage Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Significant accounting principles of the Fund are as follows:

Security valuations
The Fund values its securities, where market quotations are readily available, at market value based on the last recorded sales price as reported by the principal securities exchange on which the security is traded, or if the security is not traded on the exchange, market value is based on the latest bid price. Foreign securities are converted to U.S. dollars using exchange rates at the close of the trading day. Securities for which market quotations are not readily available are valued as the Board of Directors or a committee composed of members of the Board of Directors, in good faith determines.

Federal income taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Option writing
When the Fund sells an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that

                        THE AMERICAN HERITAGE FUND, INC.
                          Notes to Financial Statements
                                  May 31, 2002
                                   (Continued)


expire unexercised are treated by the Fund on the expiration date as realized gains from the sales of securities. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, are also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Other
The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrued basis.


Note 2. Investment Advisory agreement and certain other transactions

The Fund has an investment advisory agreement with American Heritage Management Corporation (AHMC), whereby AHMC receives a fee of 1.25% of the Fund's first $100 million average net asset value and 1% of such value on any additional net assets, computed daily and payable monthly. During the fiscal year ending May 31, 2002, investment advisory fees aggregated $16,276 and AHMC agreed to waive the unpaid portion of $10,985.

Heiko H. Thieme is the Fund's Chairman of the Board of Directors, Chief Executive Officer and Secretary. Heiko H. Thieme is also the Chairman of the Board of Directors, Chief Executive Officer and Secretary of AHMC, of which he owns 100% of the outstanding shares.

The Fund has heretofore agreed to reimburse AHMC for office space and administrative personnel utilized by the Fund. For the year ended May 31, 2002,

                        THE AMERICAN HERITAGE FUND, INC.
                          Notes to Financial Statements
                                  May 31, 2002
                                   (Continued)


the Fund reimbursed AHMC $5,000 for the use of its office space and $2,133 for administrative personnel. The Fund and AHMC have agreed that no further reimbursements will be made.


Note 3. Investments

For the year ended May 31, 2002, purchases and sales of investment securities other than short-term investments aggregated $73,803 and $195,106, respectively. As of May 31, 2002, the gross unrealized appreciation for all securities totaled $102,927 and the gross unrealized depreciation for all securities totaled $9,351,357, or a net unrealized depreciation of $9,248,430. The aggregate cost of securities for federal income tax purposes at May 31, 2002, was $10,334,338.


Note 4. Restricted SEcurities and other Illiquid Securities

Investments in restricted securities and investments, where market quotations are not available, are valued at fair value as determined in good faith by the Board of Directors, or a committee composed of members of the Board of Directors of the Fund.

The Fund may acquire portfolio securities called restricted securities, which can be sold only pursuant to an effective registration statement under the

                        THE AMERICAN HERITAGE FUND, INC.
                          Notes to Financial Statements
                                  May 31, 2002
                                   (Continued)


Securities Act of 1933 or an exemption from such registration. In addition, other securities held by the Fund may be illiquid which means they cannot be sold or disposed of in the ordinary course of business at approximately the quoted market value of such securities, or in the absence of such quoted market value, the price at which the fund has valued such securities. The Fund will not invest in restricted and other illiquid securities if, as a result of such investment, the value of the Fund's illiquid assets would exceed 15% of the value of the Fund's net assets.

Restricted securities eligible for resale under Rule 144A under the Securities Act of 1933 that have been determined to be liquid by the Fund's Board of Directors based upon trading markets for the securities and any other restricted securities that become registered under the Securities Act of 1933 or that may be otherwise freely sold without registration thereunder are not subject to the foregoing limitation, unless they are otherwise illiquid.

Certain securities held by the Fund, which were restricted at the time of their acquisition, have been deemed to no longer be restricted for financial statement presentation purposes in reliance upon the provisions of Rule 144 under the Securities Act of 1933.

The Fund normally will be able to purchase restricted securities at a substantial discount from the market value of similar unrestricted securities, but there are certain risks which the Fund will necessarily assume in acquiring restricted securities. The principal risk is that the Fund may have difficulty in disposing of such securities without registration under the Securities Act of 1933, and the Fund will have to bear the risk of market conditions prior to such registration. In the absence of an agreement obtained at the time of purchase of such securities, there can be no assurance that the issuer will register the restricted securities. Furthermore, if the Fund disposes of restricted securities without registration, it may be necessary to sell such shares at a discount similar to or greater than that at which the Fund purchased the shares.

                        THE AMERICAN HERITAGE FUND, INC.
                          Notes to Financial Statements
                                  May 31, 2002
                                   (Continued)


NOTE 5. CARRY OVERS

At May 31, 2002, the Fund had net capital loss carryforwards of approximately $21,767,997, expiring in 2003 through 2007 and net operating loss carryforwards of approximately $4,200,000, expiring in 2003 through 2017.

NOTE 6. REDEMPTIONS

The Fund reserves the right to make payments for shares redeemed in cash or in kind.

NOTE 7. CAPITAL SHARE TRANSACTIONS

As of May 31, 2002, the total paid in capital was $59,155,619.

Transactions in capital stock were as follows:


                       For the year             For the year
                           ended                   ended
                       May 31, 2001             May 31, 2002
                    Shares      Amount       Shares      Amount
                    ------      ------       ------      ------
Shares sold         328,112     40,256        7,049       1,400
Shares issued
on reinvestment
of dividends              0          0            0           0
Shares redeemed  (1,254,397)  (151,265)  (1,654,398)   (421,174)
                 -----------  ---------  -----------   ---------
Net Decrease       (926,285)  (111,009)  (1,647,349)   (419,774)
                   =========  =========  ===========   =========

NOTE 8. CONTINGENCIES


On October 5, 1994, a shareholder of the Fund on behalf of himself and a purported class of others brought an action against the Fund, AHMC, Heiko H. Thieme and Richard K Parker in the United States District Court for the Southern District of New York. The Court subsequently denied the plaintiff's motion to

                        THE AMERICAN HERITAGE FUND, INC.
                          Notes to Financial Statements
                                  May 31, 2002
                                   (Continued)


proceed as a class action. In 2002, the parties agreed to a settlement pursuant to which the plaintiff will receive $1,208 in satisfaction of all claims. A stipulation of dismissal with prejudice was filed on July 9, 2002 dismissing the plaintiff's action against the Fund and all other defendants. The Fund has denied and continues to deny plaintiff's allegations and any and all liability to the plaintiff.

On August 4, 1995 the Fund commenced an action against Kouri Capital Group, Inc. ("KCG") and Pentti Kouri in the Supreme Court of the State of New York, County of New York. The action was based upon a Stock Purchase Agreement between the Fund and KCG pursuant to which KCG agreed to repurchase certain shares issued thereby and sold to the Fund for $4,400,000. Such obligation of KCG was personally guaranteed by Mr. Kouri. Neither KCG nor Mr. Kouri has honored its or his obligation to the Fund. The Fund sought a recovery in the amount of $4,400,000 plus interest. The defendants denied the substantive allegations of the Complaint and asserted counterclaims which would declare their obligations to the Fund to have been terminated and to obtain damages in excess of $4,400,000. The Fund, after conferring with its special counsel, concluded that the substantive allegations of the counterclaims were without merit. Although there could be no assurance of the outcome of the action, based upon the Fund's belief, the Fund did not establish a reserve for potential losses other than the expense of its defense of the counter claims. Upon agreement of the parties, the action has been dismissed without prejudice. The Fund has borne all expenses related to the above litigation. For the year ended May 31, 2002, there were no expenses relating to the litigation which were borne by the Fund.

                        THE AMERICAN HERITAGE FUND, INC.
                          Notes to Financial Statements
                                  May 31, 2002
                                   (Continued)


NOTE 9. LIQUID SECURITIES AND CERTAIN OTHER RELATED PARTY TRANSACTIONS

Based solely on the reported trading volume, the Fund's investments in the securities of Senetek PLC (Senetek) and ADM Tronics Unlimited, Inc (ADM), which represented 91% and 3% of the Fund's net assets on May 31, 2002, respectively, would not be considered to be liquid. The Fund, however, has determined that the investments are liquid primarily based on reported trading volume and an offer from The Global Opportunity Fund Limited (Global) to purchase up to 1,000,000 shares of the Fund's 1209,600 shares of Senetek and up to 1,500,000 of the Fund's 2,000,000 shares of ADM at the market price at the time of the purchase. Global is a foreign company.

Heiko H. Thieme is the chief executive officer of both Global and the Fund and makes the investment decisions for both of them. Global's offer will remain open until written notification of the withdrawal of the offer is received from Global or the offer is accepted by the Fund. Global has agreed that any litigation with respect to the offer be brought in the courts of New York County in the State of New York or the US District Court for the Southern District of New York and agreed to waive any jurisdictional defense or any defense to the effect the offer and acceptance of it is not enforceable in accordance with its terms. There were no transactions during the year ended May 31, 2002 between the Fund and Global.

                        THE AMERICAN HERITAGE FUND, INC.
                        FINANCIAL HIGHLIGHTS AND RELATED
                             RATIO/SUPPLEMENTAL DATA
                 For a share outstanding throughout each period


                                                                   For fiscal years ended May 31
                                               -----------------------------------------------------------

                                                  2002         2001         2000         1999         1998
                                                  ----         ----         ----         ----         ----
Net asset value, beginning of period......   $    0.18    $    0.27    $    0.28    $    0.93    $    0.83
Income (loss) from investment operations:
     Net investment loss..................       (0.01)       (0.07)       (0.04)       (0.04)       (0.04)
     Net gains (losses) on securities (both
       realized and unrealized)...........       (0.06)       (0.02)        0.03        (0.61)        0.14
                                                 ------       ------        ----        ------        ----
Total from investment operations..........       (0.07)       (0.09)       (0.01)       (0.65)        0.10
Less distributions:
     Dividends (from net investment income)       0.00         0.00         0.00         0.00         0.00
     Distributions (from capital gains)...        0.00         0.00         0.00         0.00         0.00
                                                  ----         ----         ----         ----         ----
Net asset value, end of period............  $     0.11   $     0.18    $    0.27    $    0.28    $    0.93
                                                  ====         ====         ====         ====         ====

Total return..............................      (38.89)%     (33.33)%      (3.57)%     (69.89)%      12.05%
Net assets, end of period................   $1,088,485   $1,973,431   $3,473,766   $4,348,413  $16,890,738
Ratio of expenses to average net assets...       12.61%       11.53%        8.37%        8.88%        5.85%
Ratio of net investment
     loss to average net assets...........     (11.97)%     (10.96)%       (7.90)%      (8.67)%     (4.08)%
Portfolio turnover rate...................       9.36%        1.00%        13.00%    1,528.00%   1,180.00%

The accompanying notes are an integral part of these financial statements.

                          INDEPENDENT AUDITOR'S REPORT



Board of Directors and Shareholders
American Heritage Fund, Inc.
New York, NY

We have audited the accompanying statement of assets and liabilities of The American Heritage Fund, Inc., including the schedule of investments in securities, as of May 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights and related ratios/supplemental data for the year ended May 31, 2002. These financial statements and financial highlights and related ratios/supplemental data are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights and related ratios/supplemental data based on our audit. The financial statements for the year ended May 31, 2001 and the financial highlights and related ratios/supplemental data for each of the four periods ended May 31, 2001 were audited by Larson, Allen, Weishair & Co., LLP whose auditors' report, dated July 19, 2001, expressed an unqualified opinion on those statements.

We conduct our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights and related ratios/supplemental data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights and related ratios/supplemental data referred to above present fairly, in all material respects, the financial position of the American Heritage Fund, Inc. as of May 31, 2002, the results of its operations for the year then ended, the changes in its net assets, the financial highlights and related ratios/supplemental data for the period indicated, in conformity with accounting principles generally accepted in the United States of America.



                                                      /s/William A. Meyler, P.C.
                                                      William A. Meyler, P.C.


Middletown, NJ
July, 20, 2002